UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 10, 2016

Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.

SOVRAN ACQUISITION LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(Sovran Self Storage, Inc.)

Delaware (Sovran Acquisition Limited Partnership)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2016, Sovran Self Storage, Inc. (the “Company”) filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland to amend the Company’s charter to effect a change in the Company’s name from “Sovran Self Storage, Inc.” to “Life Storage, Inc.” Such amendment will be effective at 12:01 a.m. Eastern Time on August 15, 2016. A copy of the amendment is filed as Exhibit 3.1 to this Form 8-K and incorporated in this Item 5.03 by reference. Effective August 15, 2016, the Company’s common shares will trade on the New York Stock Exchange under the listing symbol “LSI”.

The Bylaws of the Company, as restated solely to reflect the change in the Company’s name, are filed as Exhibit 3.2 to this Form 8-K and incorporated in this Item 5.03 by reference.

On August 10, 2016, Sovran Acquisition Limited Partnership, the limited partnership through which the Company owns its assets and conducts its operations (the “Operating Partnership”), filed an Amended and Restated Certificate of Limited Partnership with the Secretary of State of the State of Delaware to amend the Operating Partnership’s certificate of limited partnership to effect a change in its name to “Life Storage LP”. Such Amended and Restated Certificate of Limited Partnership will also be effective at 12:01 a.m. Eastern Time on August 15, 2016. A copy of the Amended and Restated Certificate of Limited Partnership is filed as Exhibit 3.3 to this Form 8-K and incorporated in this Item 5.03 by reference.

The Agreement of Limited Partnership of the Operating Partnership has been amended to reflect the change in the Operating Partnership’s name. A copy of the amendment is filed as Exhibit 3.4 to this Form 8-K and incorporated herein by reference.

Also, consistent with the name changes referred to above, and in connection with the overall rebranding of the Company and Operating Partnership’s storage facilities from “Uncle Bob’s Self Storage®” to “Life Storage®”, the name of the general partner of the Operating Partnership has been changed from “Sovran Holdings, Inc.” to “Life Storage Holdings, Inc.” and the name of the Company’s taxable REIT subsidiary changed from “Uncle Bob’s Management, LLC” to “Life Storage Solutions, LLC”.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Articles of Amendment

3.2	Amended and Restated Bylaws

3.3	Amended and Restated Certificate of Limited Partnership

3.4	Amendment to Agreement of Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

Date: August 11, 2016

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP

Date: August 11, 2016	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment

3.2	Amended and Restated Bylaws

3.3	Amended and Restated Certificate of Limited Partnership

3.4	Amendment to Agreement of Limited Partnership